Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company leases vehicles, office space, office equipment and other items of personal property under leases expiring at various dates. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases. Total rent expense incurred under operating leases, including short-term leases, was $28.3 million, $24.6 million and $17.6 million for the years ended December 31, 2014, 2013 and 2012, respectively, which includes $2.1 million, $0.7 million and nil, respectively, attributable to discontinued operations.
At December 31, 2014, future minimum rental commitments under all capital leases classified as long-term debt and operating leases are as follows (in thousands):

	Capital Leases	Operating Leases[1]
2015	$9	$14,019
2016	—	11,177
2017	—	8,177
2018	—	3,995
2019	—	2,261
Thereafter	—	2,815
Total minimum lease payments	$9	$42,444
Less amounts representing interest	(1)
Present value of future minimum lease payments	$8

____________________________
1    Includes $2.8 million, $2.1 million, $1.6 million and $0.4 million for 2015, 2016, 2017 and 2018, respectively, related to discontinued operations.

The operations of the Company are subject to federal, state and local laws and regulations in the U.S. and various foreign jurisdictions relating to protection of the environment. Although the Company believes its operations are currently in compliance with applicable environmental regulations, there can be no assurance that costs and liabilities will not be incurred by the Company. Moreover, it is possible that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies thereunder, and claims for damages to property or persons resulting from operations of the Company, could result in costs and liabilities to the Company. The Company has recorded, in other liabilities, an undiscounted accrual for environmental liabilities related to the remediation of site contamination for properties in the U.S. in the amount of $0.8 million and $0.9 million as of December 31, 2014 and 2013, respectively. While there is a reasonable possibility due to the inherent nature of environmental liabilities that a loss exceeding amounts already recognized could occur, the Company does not believe such amounts would be material to its financial statements.
Furmanite America, Inc., a subsidiary of the Company, is involved in disputes with a customer, INEOS USA LLC, which claims that the subsidiary failed to provide it with satisfactory services at the customer’s facilities. On April 17, 2009, the customer initiated legal action against the subsidiary in the Common Pleas Court of Allen County, Ohio, (the “Court”) alleging that the subsidiary and one of its former employees, who performed data services at one of the customer’s facilities, breached its contract with the customer and failed to provide the customer with adequate and timely information to support the subsidiary’s work at the customer’s facility. In March 2014, the customer’s claims against the former employee were dismissed and the Court granted partial summary judgment in favor of Furmanite America, Inc. That decision is currently under appellate review. The customer’s complaint seeks damages in an amount that the subsidiary believes represents the total proposed civil penalty, plus the cost of unspecified supplemental environmental projects requested by the regulatory agency to reduce air emissions at the customer’s facility, and also seeks unspecified punitive damages.

On February 27, 2015, the Norfolk County Retirement System (the “Complainant”) filed a derivative shareholder petition in the Court of Chancery of the State of Delaware, on its behalf and purportedly on behalf of all other similarly situated public stockholders of the Company against certain of the Company’s directors (collectively “the defendants”) and naming the Company as a nominal party. The Complainant seeks relief by requesting the court to declare a specific provision of the Company’s shareholders rights plan (the “Rights Plan”) invalid, unenforceable and severable. Further, the Complainant seeks certain other relief relative to its allegations that the defendants breached their fiduciary responsibilities by (i) not redeeming or repealing the Rights Plan, or amending the Rights Plan to eliminate the challenged provision; and/or (ii) failing to promptly “approve” for purposes of the Rights Plan four dissident nominees for election to the Company’s board of directors nominated by a stockholder of the Company. The Company believes the claim is without merit and will vigorously defend the matter. On March 4, 2015, the Company’s board of directors took action to accelerate the final termination date of the rights under the Rights Plan to the close of business on March 6, 2015, effectively terminating the Rights Plan as of such time. On March 10, 2015, the Complainant notified the court that it anticipates it will dismiss the action without prejudice.
While the Company cannot make an assessment of the eventual outcome of all matters or determine the extent, if any, of any potential uninsured liability or damage, accruals of $1.9 million which include the Furmanite America, Inc. litigation, were recorded in accrued expenses and other current liabilities as of both December 31, 2014 and 2013. While there is a reasonable possibility that a loss exceeding amounts already recognized could occur, the Company does not believe such amounts would be material to its financial statements.
The Company has other contingent liabilities resulting from litigation, claims and commitments incident to the ordinary course of business. Management believes, after consulting with counsel, that the ultimate resolution of such contingencies will not have a material adverse effect on the financial position, results of operations or liquidity of the Company.